The Advisors’ Inner Circle Fund III

MetLife Opportunistic High Yield Fund

(Institutional Shares: MFHIX)
(Investor Shares: MFHVX)

Summary Prospectus

January 28, 2025, as amended July 18, 2025

Investment Adviser:

MetLife Investment Management, LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://investments.metlife.com/mutual-fund-documents. You can also get this information at no cost by calling (800) 252-4993, by sending an e-mail request to MetLifeFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated January 28, 2025, as amended, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The MetLife Opportunistic High Yield Fund (the “Opportunistic High Yield Fund” or the “Fund”) seeks to provide a high level of current income consistent with the preservation of principal.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional and Investor Shares
Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 90 days)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Shares	Investor Shares
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.52%	0.61%
Shareholder Servicing Fees	0.06%	0.15%
Other Operating Expenses	0.46%	0.46%
Total Annual Fund Operating Expenses	1.07%	1.41%
Less Fee Reductions and/or Expense Reimbursements1	(0.32)%	(0.41)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.75%	1.00%

[1]

MetLife Investment Management, LLC (the “Adviser”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.75% of the average daily net assets of the Fund’s Institutional Shares and Investor Shares until February 28, 2026 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2026.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$77	$309	$559	$1,277
Investor Shares	$102	$406	$732	$1,655

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high yield instruments (also known as “junk bonds”) and other financial instruments with economic characteristics similar to such instruments, such as derivatives and exchange-traded funds (“ETFs”). This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders.

High yield instruments in which the Fund may invest include domestic and foreign bonds (including corporate bonds), convertible securities, forward commitments, loan participations and assignments, preferred stocks and privately issued securities (e.g., Rule 144A securities) that are rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by S&P Global Ratings (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the Adviser to be of comparable quality.

The Fund may invest the remainder of its assets in investment grade instruments including securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, municipal bonds, corporate bonds, residential and commercial mortgage-backed securities, asset-backed securities, loan participations and assignments, U.S. dollar-denominated foreign debt securities and ETFs that invest in such instruments. The Fund may also invest up to 5% of its net assets in foreign currency-denominated securities. The Fund may also invest up to 10% of its net assets in securities and instruments that are economically tied to emerging market countries, which the Adviser defines as those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. The Fund may also invest in equity securities, which are ownership interests in a public or private company or partnership and consist of common stocks, warrants and rights to acquire common stock, and investments in master limited partnerships (“MLPs”). The Fund may invest in securities of companies with any market capitalization.

The Fund also may invest up to 5% of its net assets in derivative instruments, such as options, futures contracts or swap agreements, for bona fide hedging purposes, to gain exposure to certain markets or segments of markets, and for speculative purposes. From time to time, the Fund may experience significant inflows; if this occurs, the Fund may, on a temporary or interim basis, invest these new assets (potentially in an amount which may approach up to 50% of the Fund’s total net assets if new flows were extremely large relative to the Fund’s current assets) in a combination of derivative instruments and other investment companies, including ETFs, until such time as the Adviser can identify and invest in appropriate high yield instruments in accordance with the Fund’s principal strategy. The Fund may purchase or sell securities or other assets on a when-issued, delayed delivery or forward commitment basis. The Fund may borrow money for, among other reasons, cash management purposes, to obtain leverage and to meet redemptions.

The average portfolio duration of the Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Corporate High-Yield Index, which as of September 30, 2024 was 2.85 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

In selecting investments for the Fund, the Adviser will consider the risks and opportunities presented by the industries within the high yield universe. The Adviser evaluates the bond issuers within the selected industries and identifies those investments which the Adviser believes have favorable risk reward characteristics and match the Adviser’s investing philosophy. The Adviser evaluates various criteria such as historical and future expected financial performance, management tenure and experience, capital structure, free cash flow generation, barriers to entry, security protections, yield and relative value, and ownership structure. the Adviser targets investments that have individual yield premiums which appear to be favorable and are viewed by the Adviser as having a comparable or lower probability of default and/or loss risk.

The Fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

High Yield or Below Investment Grade Securities (Junk Bonds) Risk — High yield or “junk” bonds involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these bonds typically offer a higher rate of return to compensate investors for these risks, they are referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These bonds also may be less liquid than higher quality investments.

Unrated Securities Risk — Debt securities that are not rated by Moody’s, S&P or Fitch may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. From time to time, certain investments held by the Fund may have limited marketability and may be difficult to value and sell at favorable times or prices. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. In addition, extraordinary events outside the control of the Fund, including acts of God (e.g., fire, flood, earthquake, storm, hurricane or other natural disaster), acts of war (e.g., war, invasion, acts of foreign enemies, hostilities, insurrection, or terrorist activities, whether war is declared or not) and global health events, such as epidemics, pandemics and disease, and their related social and economic impacts, may cause significant adverse market conditions and result in losses in value to the Fund’s investments. Such events may initially negatively affect a particular industry, sector, country or region and may spread quickly or unpredictably to negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Adverse market conditions may be prolonged and may adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Investment Strategy Risk — The risk that the Fund’s investment strategy may underperform other segments of the below investment grade bond markets or the bond markets as a whole.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Bank Loans Risk — The Fund may invest in bank loans through participations or assignments. Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, which may cause the Fund to be unable to realize the full value of its investment in a bank loan. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Call Risk — The risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected. Such sooner-than-expected principal payments may reduce the returns of the Fund because of loss of expected future interest payments on the principal amount paid back early and requires the Fund to invest the proceeds at generally lower interest rates.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower the price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Valuation Risk — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Money Market Instruments Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. Under certain circumstances where a money market fund experiences heightened redemptions, it may be required to impose a mandatory liquidity fee on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). In addition, a money market fund may impose a liquidity fee of up to 2% on amounts the Fund redeems from the money market fund during circumstances where the money market fund’s board of directors determines such fee would be in the money market fund’s best interests. These measures may result in an investment loss. Money market funds and the securities they invest in are subject to comprehensive regulations. The regulations governing money market funds were recently amended in July, 2023, and their implementation and interpretation, as well as enforcement, may affect the manner of operation, performance and/or yield of money market funds.

Leverage Risk — The Fund’s use when-issued, delayed delivery or forward commitment transactions may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and, in certain cases, the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In the case of borrowings, the Fund may experience losses if its borrowing costs exceed the investment returns on the securities purchased with the borrowed money. The Fund’s use of leverage may result in a heightened risk of investment loss.

Convertible Securities and Preferred Stocks Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Warrants and Rights Risk —Warrants and rights may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.

Derivatives Risk — The Fund may use of futures contracts which are subject to market risk, leverage risk, liquidity risk, credit risk and valuation risk and are described elsewhere in this section. There also is risk of correlation in that the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Privately Issued Securities Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Small- and Mid-Capitalization Companies Risk — Small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. Small- and mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Master Limited Partnerships (MLPs) Risk — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Portfolio Turnover Risk — The Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains and will indirectly incur additional expenses related to a fund with a higher portfolio turnover rate.

Large Purchase and Redemption Risk — Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Prior to February 28, 2025, Mesirow Financial Investment Management, Inc. served as investment adviser to the Fund.

Updated performance information is available by calling (800) 252-4993 or on the Internet at https://investments.metlife.com/mutual-fund-documents.

BEST QUARTER	WORST QUARTER
10.94%	(16.81)%
(6/30/2020)	(3/31/2020)

Average Annual Returns for Periods Ended December 31, 2024

This table compares the Fund’s average annual total returns for the periods ended December 31, 2024 to those of an appropriate broad-based index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After tax returns are shown for Institutional Shares only. After tax returns for Investor Shares will vary.

MetLife Opportunistic High Yield Fund	1 Year	5 Years	Since Inception (12/03/2018)
Fund Returns Before Taxes
Institutional Shares	10.09%	5.68%	6.30%
Investor Shares	9.72%	5.39%	6.03%
Fund Returns After Taxes
Institutional Shares	6.07%	1.96%	2.58%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	5.88%	2.68%	3.17%
Bloomberg U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)[1]	1.25%	(0.33)%	1.39%
Bloomberg U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)[1]	8.19%	4.21%	5.30%

[1]	Pursuant to new regulatory requirements, the Fund’s broad-based securities market index has changed from the Bloomberg U.S. Corporate High Yield Index to the Bloomberg U.S. Aggregate Index.

Investment Adviser

MetLife Investment Management, LLC

Portfolio Managers

Robert Sydow, Portfolio Manager, has managed the Fund since its inception in 2018.

Kevin Buckle, CFA, Portfolio Manager, has managed the Fund since its inception in 2018.

James Lisko, Portfolio Manager, has managed the Fund since its inception in 2018.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional Shares of the Fund for the first time, you must invest at least $1,000,000. To purchase Investor Shares of the Fund for the first time, you must invest at least $5,000. There is no minimum for subsequent investments. The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: MetLife Funds P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: MetLife Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 801 Pennsylvania Avenue, Suite 219009, Kansas City, MO 64105-1307) or telephone at (800) 252-4993.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as qualified dividend income, ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts (“IRAs”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

MIM-SM-002-0100